METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED JUNE 1, 2005

TO STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED MAY 1, 2005

On page 71 of the SAI, in the schedule of subadvisory fees, the reference to footnote (i) for the Oppenheimer Global Equity Portfolio is deleted and replaced with a reference to footnote (k). On page 72 of the SAI, the footnote following footnote (j) is deleted in its entirety and replaced with the following:

(k)	Prior to May 1, 2005, the subadviser to Oppenheimer Global Equity was Deutsche Investment Management Americas Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.70% of the first $50 million of the Portfolio’s average daily net assets; 0.35% of the next $50 million; 0.30% of the next $400 million; and 0.275% of such assets over $500 million.